Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of August 5, 2012, by and between WINDSOR RESOURCE CORP., a Delaware corporation (the “Company”), and ____________________ (the “Purchaser”),

WITNESSETH:

WHEREAS, the Company and the Purchaser have entered into a Securities Purchase Agreement, of even date herewith (the “Securities Purchase Agreement”), whereunder, among other things, Purchaser will purchase the Registrable Securities from the Company; and

WHEREAS, the Company is required by the provisions of said Securities Purchase Agreement to register the Registrable Securities under the Securities Act; and

WHEREAS, the execution and delivery of this Agreement by the Purchaser is a condition precedent to the obligations of the Company so to register the Registrable Securities,

NOW THEREFORE, in consideration of the premises and the covenants and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE 1. DEFINITIONS

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have meaning set forth in Section 3(n).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Board” shall have meaning set forth in Section 3(o).

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the States of New York or Florida generally are authorized or required by law or other government action to close.

“Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Company’s Common Stock, par value $0.000001 per share.

“Effectiveness Date” means, with respect to any Registration Statement the earlier of (A) the one hundred twentieth (120th) day following the Closing Date, as applicable, or (B) in the event that the Registration Statement receives a “full review” by the Commission, the one hundred fiftieth (150th) day following the Closing Date or (C) the date which is within three (3) Business Days after the date on which the Commission informs the Company that the (i) the Commission will not review a Registration Statement or (ii) the Company may request the acceleration of the effectiveness of a Registration Statement and the Company makes such request; provided, that, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” means the date on which the Registration Statement is filed.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Other Registrable Securities” means the shares of Common Stock held by the Persons, other than the Purchaser, named in Exhibit A.

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means the number of shares of Common Stock set forth opposite the Purchaser’s name in Exhibit A under the caption “Registrable Shares.”

“Registration Statement” means any registration statement contemplated by this Agreement, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Purchase Agreement” has the meaning set forth in the Recitations.

ARTICLE 2. RESALE REGISTRATION STATEMENT

(a) The Company shall prepare and file with the Commission the Registration Statement, which shall be a “resale” registration statement providing for the resale of the Registrable Securities pursuant to an offering to be made on a continuous basis under Rule 415 (the “Registrable Securities”). The Registration Statement shall be on Form S-1 and shall cover to the extent allowable under the Securities Act and the rules promulgated thereunder, such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions of and/or from the Registrable Securities. The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and to keep the Registration Statement continuously effective under the Securities Act until the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without restriction pursuant to Rule 144, as determined by counsel satisfactory to the Company in a written opinion addressed to the Company and its transfer agent (the “Effectiveness Period”). The Company shall request that the effective time of the Registration Statement shall be 5:00 p.m. Eastern Time on the date on which it becomes effective.

(b) In the event that, due to limits imposed by the Commission, the Company is unable on the Registration Statement to register for resale under Rule 415 of Regulation C under the Securities Act all of the Registrable Securities that it has agreed to file pursuant to the first sentence of Section 2(a), the Company shall include in the Registration Statement (which may be a subsequent Registration Statement if the Company is required, or determines that it is desirable, to withdraw the original Registration Statement and file a new Registration Statement in order to rely on Rule 415 with respect to the full such amount of the Registrable Securities permitted by the Commission.

ARTICLE 3. REGISTRATION PROCEDURES

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)     After it has prepared and filed the Registration Statement with the Commission as provided herein, the Securities Act and the rules promulgated thereunder, use its best efforts to cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Purchaser copies of all such documents proposed to be filed, which documents will be subject to the review of the Purchaser, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of the Purchaser, to conduct a reasonable review of such documents. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the holders of a majority in interest of the Registrable Securities and the Other Registrable Securities shall reasonably object in writing within three (3) Business Days of their receipt thereof.

(b)     (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement, as may be necessary to keep it continuously effective as to the Registrable Securities covered thereby for the applicable Effectiveness Period and prepare and file with the Commission any additional Registration Statement as necessary in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause any related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, but in no event later than ten (10) Business Days (unless response during such period would be impossible or unduly burdensome), to any comments received from the Commission with respect to any such Registration Statement or any amendment thereto; (iv) file the final Prospectus pursuant to Rule 424 of the Securities Act no later than 9:00 a.m. Eastern Time within three (3) Business Days following the date on which any such Registration Statement is declared effective by the Commission; and (v) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the Purchaser set forth in the Registration Statement as so amended or in the Prospectus as so supplemented.

(c)     Notify the Purchaser as promptly as possible (and, in the case of (i)(A) below, not less than three (3) Business Days prior to such filing, and in the case of (iii) below, on the same day of receipt by the Company of such notice from the Commission) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to any Registration Statement is filed; (B) when the Commission notifies the Company whether there will be a “review” of the Registration Statement and whenever the Commission comments in writing on the Registration Statement; and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or a Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any of the Registrable Securities or the initiation or threatening of any proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained herein or in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or a Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that the Registration Statement or a Prospectus, as the case may be, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)     Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, as promptly as possible, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

(e)     If requested by the holders of a majority in interest of the Registrable Securities and the Other Registrable Securities, (i) promptly incorporate in a Prospectus supplement or amend the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such a supplement to a Prospectus or a post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in a Prospectus supplement or post-effective amendment.

(f)     If requested by the Purchaser, furnish to it, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such the Purchaser of such documents with the Commission, provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished.

(g)     Promptly deliver to the Purchaser, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Purchaser may reasonably request; and subject to the provisions of Sections 3(m) and 3(n), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Purchaser in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto; provided that any such item which is available on the EDGAR system (or successor thereto) need not be furnished.

(h)     Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the Purchaser in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(i)     Cooperate with the Purchaser to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, which certificates, to the extent permitted by the Securities Purchase Agreement and applicable federal and state securities laws, shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Purchaser may request in connection with any sale of Registrable Securities.

(j) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) Use its best efforts to cause all Registrable Securities relating to any Registration Statement to continue to be listed or quoted on the website maintained by OTC Markets Group for so-called “pink sheet” companies.

(l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders all documents filed or required to be filed with the Commission, including, but not limited, to, earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than forty five (45) days after the end of any 12-month period (or ninety (90) days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

(m) Within three (3) Business Days after the Registration Statement is declared effective by the Commission, the Company shall deliver, or shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Purchaser) confirmation that the Registration Statement has been declared effective by the Commission.

(n) The Company may require the Purchaser to furnish to the Company information regarding the Purchaser and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, Prospectus, or any amendment or supplement thereto, and the Company may exclude from such registration the Registrable Securities if the Purchaser unreasonably fails to furnish such information within a reasonable time after receiving such request.

If the Registration Statement refers to the Purchaser by name or otherwise as the holder of any securities of the Company, then the Purchaser shall have the right to require (if such reference to the Purchaser by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to the Purchaser in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

The Purchaser covenants and agrees that it will not sell any Registrable Securities under the Registration Statement until the Company has electronically filed the related Prospectus as then amended or supplemented and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective.

Upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v), 3(c)(vi) or 3(n), the Purchaser will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until the Purchaser’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(o) If (i) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”) determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board determines not to be in the Company’s best interest to disclose, or (iii) if applicable, the Company is required to file a post-effective amendment to the Registration Statement in order to incorporate the Company’s quarterly and annual reports and audited financial statements on Forms 10-Q and 10-K, then the Company may (x) postpone or suspend filing of a registration statement for a period not to exceed thirty (30) consecutive days or (y) postpone or suspend effectiveness of a registration statement for a period not to exceed twenty (20) consecutive days; provided that the Company may not postpone or suspend effectiveness of the Registration Statement under this Section 3(o) for more than forty-five (45) days in the aggregate during any three hundred sixty (360) day period; and provided further, however, that no such postponement or suspension shall be permitted for consecutive twenty (20) day periods arising out of the same set of facts, circumstances or transactions.

ARTICLE 4. REGISTRATION EXPENSES

All fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in this Section 4, shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, and to the extent applicable (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with each securities exchange or market on which Registrable Securities are required hereunder to be listed, if any, (B) with respect to filing fees required to be paid to the Financial Industry Regulatory Authority and NASD Regulation, Inc. (including, without limitation, pursuant to NASD Rule 2710) and (C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Purchaser in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Company may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the Company, (iii) messenger, telephone and delivery expenses, (iv) Securities Act liability insurance, if the Company elects to purchase such insurance, and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange if required hereunder. The Company shall not be responsible for any discounts, commissions, transfer taxes or other similar fees incurred by the Purchaser in connection with the sale of the Registrable Securities.

ARTICLE 5. INDEMNIFICATION

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Purchaser, its officers, directors, managers, partners, members, shareholders, agents, brokers, investment advisors and employees, each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the full extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys’ and expert witnesses’ fees) and expenses (collectively, “Losses”) (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising out of or relating to any violation of securities laws or untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding Purchaser furnished in writing to the Company by the Purchaser expressly for use therein. The Company shall notify the Purchaser promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b) Indemnification by the Purchaser. The Purchaser shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the full extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by the Purchaser to the Company specifically for inclusion in the Registration Statement or such Prospectus. Notwithstanding anything to the contrary contained herein, the Purchaser shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to the Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall be entitled to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such parties shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is a party and indemnity has been sought hereunder, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnified Party shall reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is due but unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the offering of the Shares. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault, as applicable, of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall the Company be required to contribute an amount under this Section 5(d) in excess of the net proceeds received by it upon the sale of its Registrable Securities pursuant to a Registration Statement giving rise to such contribution obligation.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not also guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties pursuant to the law.

ARTICLE 6. RULE 144

As long as the Purchaser owns Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Purchaser owns Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, and if the Company is required to have “current public information” (as that term is defined in Rule 144) available in order for the Purchaser to dispose of Registrable Securities under Rule 144, it will prepare and make publicly available in accordance with Rule 144 such current public information. The Company further covenants that it will take such further action as the Purchaser may reasonably request, all to the extent required from time to time to enable such Person to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, other than providing legal opinions, within five (5) Business Days from the date of such request. Upon the request of the Purchaser, the Company shall deliver to the Company a certificate of a duly authorized officer as to whether it has complied with such requirements.

ARTICLE 7. MISCELLANEOUS

(a)     Remedies. In the event of a breach by the Company or the Purchaser of any of their respective obligations under this Agreement, the Company or the Purchaser, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Purchaser acknowledge and agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by either of them of any of the provisions of this Agreement and each hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)     No Inconsistent Agreements. The Company has not as of the date hereof entered into any agreement currently in effect with respect to its securities, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any such agreement that is inconsistent with the rights granted to the Purchaser in this Agreement or otherwise conflicts with the provisions hereof; provided, however, that, without the consent of the Purchaser, the Company may enter into agreements containing like provisions respecting registration of shares of Common Stock with the Persons named in Exhibit A. Without limiting the generality of the foregoing, without the written consent of the holders of a majority of the then outstanding Registrable Securities and Other Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Company set forth herein and of the holder of the Registrable Securities hereunder and are not otherwise in conflict with the provisions of this Agreement.

(c)     No Piggyback Registrations. Neither the Company nor any of its security holders (other than the Purchaser as such pursuant hereto, holders of the Registrable Securities and Other Registrable Securities) may include securities of the Company in the Registration Statement, and the Company shall not after the date hereof enter into any agreement providing such right to any of its security holders (other than the holders of the Registrable Securities and Other Registrable Securities), unless the right so granted is subject in all respects to the prior rights in full of the Company set forth herein and of the holders of the Registrable Securities and Other Registrable Securities, and are not otherwise in conflict with the provisions of this Agreement and such agreements of like tenor.

(d)     Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Purchaser and the holders of the Registrable Securities and Other Registrable Securities shall have consented thereto.

(e)     Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and effective upon confirmed delivery to the appropriate Party by personal delivery, recognized overnight delivery service, or five (5) business days after being sent via certified first class mail postage prepaid at/to the respective Party’s address set forth in the Securities Purchase Agreement (or at/to such other address as a Party may provide by written notice to the other Party from time to time). Notice given by mail shall also be given by recognized overnight delivery service. Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

(f)     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each holder of the Registrable Securities and Other Registrable Securities and its successors and assigns. Neither party may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party and the Company may not assign this Agreement unless it also assigns to the same assignee all agreements relating to the registration of the Registrable Securities and Other Registrable Securities between the Company and such holders.

(g)     Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(h)     Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. The exclusive jurisdiction for the resolution of any conflicts regarding this Agreement shall be in the courts of Delaware. This exclusive jurisdiction is a material provision to this Agreement.

(i)     Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(j)     Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k)     Section Headings. The Section headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

WINDSOR RESOURCE CORP.

By:
Name:	Richard Astrom
Title:	President

[PURCHASER]

By:
Name:
Title:

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